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Exhibit 10.4

                                 AMENDMENT NO. 1
                                       to
                      Amended and Restated Credit Agreement
                         dated as of September 26, 2000


         This AMENDMENT NO. 1 to Amended and Restated Credit Agreement is made and entered into as of July 6, 2001 (this "Amendment") by and among SUMMIT PROPERTIES PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower"), SUMMIT PROPERTIES, INC., a Maryland corporation (the "Parent Guarantor"), the financial institutions party to the Credit Agreement (hereinafter defined) from time to time (the "Lenders"), FIRST UNION NATIONAL BANK ("FUNB"), as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders, FIRST UNION SECURITIES, INC. ("FUSI"), as Sole Lead Arranger and Book Manager (in such capacity, the "Arranger"), WACHOVIA BANK, N.A. ("Wachovia"), as Syndication Agent for the Lenders (in such capacity, the "Syndication Agent"), and BANK OF AMERICA, N.A. ("Bank of America"), as Documentation Agent for the Lenders (in such capacity, the "Documentation Agent").

                              PRELIMINARY STATEMENT

         The Borrower, the Parent Guarantor, the Lenders, the Administrative Agent, the Arranger, the Syndication Agent and the Documentation Agent are parties to an Amended and Restated Credit Agreement, dated as of September 26, 2000 (such Amended and Restated Credit Agreement, as from time to time amended, modified, supplemented or restated, being herein known as the "Credit Agreement").

         In accordance with Section 2.3 of the Credit Agreement, the Borrower has requested that the Administrative Agent and the Lenders extend the Termination Date for a period of one year. All of the Lenders other than Commerzbank, A.G. New York and Grand Cayman Branches ("Commerzbank") have consented to such request, and certain of the Lenders together with an Eligible Assignee have agreed to assume all of the Commitments of Commerzbank concurrently with the execution of this Amendment.

         NOW, THEREFORE, in consideration of the Credit Agreement, the Advances made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Cross References and Definitions.

                  (a) Reference is made to the Credit Agreement. Upon and after the effectiveness of this Amendment as provided in Section 3 hereof, all references to the Credit Agreement in the Credit Agreement or in any other Loan Document shall mean the Credit Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not, and will not, amend, modify or supplement any provision of or constitute a consent to or a waiver of any noncompliance with


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the provisions of the Credit Agreement and, except as specifically provided in this Amendment, the Credit Agreement shall remain in full force and effect.

                  (b) Capitalized terms used in this Amendment without definition shall have the meanings ascribed to such terms in the Credit Agreement.

         Section 2. Amendment to Credit Agreement. Section 1.2 of the Credit Agreement, Certain Definitions, is hereby amended by deleting from the defined term "Termination Date" the date "September 26, 2003" and by substituting in lieu thereof the date "September 26, 2004."

         Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof on the date on which the Administrative Agent shall have received:

                  (a) counterparts of this Amendment in sufficient copies for each Lender and the Borrower, duly executed and delivered by all of the parties hereto;

                  (b) Lender Assignments executed by Commerzbank and each of the Lenders and the Eligible Assignee assuming the Commitments of Commerzbank;

                  (c) evidence satisfactory to the Administrative Agent that the Lenders and the Eligible Assignee assuming the Commitments of Commerzbank have made full and final payment therefor to Commerzbank;

                  (d) a Consent and Confirmation of Guarantors duly executed and delivered by each of the Subsidiary Guarantors;

                  (e) full and final payment of the processing and recording fee referred to in Section 12.7(a) of the Credit Agreement to be paid in connection with the Lender Assignments referred to in clause (b) of this Section 3;

                  (f) full and final payment by the Borrower of the extension fee referred to in Section 2.3(c) of the Credit Agreement; and

                  (g) such other documents and instruments as the Administrative Agent or the Lenders may reasonably request.

         Section 4. Waiver. In respect of the Lender Assignment from Commerzbank to Chevy Chase Bank, the parties to this Amendment hereby waive compliance with the minimum assignment provision contained in Section 12.7(a) of the Credit Agreement.

         Section 5. Representations and Warranties. Each Loan Party hereby makes the following representations and warranties to the Administrative Agent and the
Lenders:

                  (a) After giving effect to this Amendment, each Loan Party is in compliance with all of the terms and provisions set forth in the Credit Agreement and in the other Loan Documents to be observed or performed by such Loan Party, and no Event of Default exists;



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                  (b) The execution and delivery of this Amendment have been duly authorized by all necessary action of each Loan Party; and

                  (c) All of the representations and warranties made by each Loan Party in the Credit Agreement are true and correct on and as of the date hereof, except for (i) representations and warranties that speak as of a specified earlier date and which remain true and correct in all material respects as of such earlier date and (ii) changes in facts and circumstances permitted by the terms of the Credit Agreement.

         Section 6. Expenses. The Loan Parties agree to pay or reimburse on demand all costs and expenses, including fees and disbursements of counsel, incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

         Section 7. Governing Law. This Amendment shall be construed in accordance with, and governed by, the laws of the State of North Carolina.

         Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties and their respective successors and assigns and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

                         [signatures on following pages]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers in several counterparts as of the date first above written.


                                    BORROWER:

                                    SUMMIT PROPERTIES PARTNERSHIP, L.P., doing business in North Carolina as Summit Properties Partnership, Limited Partnership, as Borrower

                                    By:    SUMMIT PROPERTIES INC., doing
                                           business in North Carolina as Summit
                                           Properties Real Estate, Inc.


                                           By:/s/ Gregg Adzema
                                              ----------------------------------
                                               Name:  Gregg Adzema
                                               Title: Senior Vice President


                                    PARENT GUARANTOR:


                                    SUMMIT PROPERTIES, INC.


                                    By:/s/ Gregg Adzema
                                       -----------------------------------------
                                       Name:      Gregg Adzema
                                       Title:     Senior Vice President



                                    FIRST UNION NATIONAL BANK, as
                                    Administrative Agent


                                    By:/s/ Rex E. Rudy
                                       -----------------------------------------
                                       Name:      Rex E. Rudy
                                       Title:     Director



                                    FIRST UNION SECURITIES, INC., as Arranger


                                    By:/s/ David Blackman
                                       -----------------------------------------
                                       Name:      David Blackman
                                       Title:     Director



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                                   WACHOVIA BANK, N.A., as Syndication Agent


                                   By:/s/ Wayne A. Osella
                                      -----------------------------------------
                                        Name:      Wayne A. Osella
                                        Title:     Senior Vice President




                                   BANK OF AMERICA, N.A., as Documentation Agent


                                   By:/s/ Gregg Higson
                                      ------------------------------------------
                                        Name:      Gregg Higson
                                        Title:     Vice President



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                                    THE LENDERS:


                                    FIRST UNION NATIONAL BANK


                                    By:/s/ Rex E. Rudy
                                       ----------------------------------------
                                         Name:      Rex E. Rudy
                                         Title:     Director



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                                    THE LENDERS:


                                    WACHOVIA BANK, N.A.


                                    By:/s/ Wayne A. Osella
                                       -----------------------------------------
                                         Name:      Wayne A. Osella
                                         Title:     Senior Vice President



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                                  THE LENDERS:


                                  BANK OF AMERICA, N.A.


                                  By:/s/ Gregg Higson
                                     -------------------------------------------
                                       Name:      Gregg Higson
                                       Title:     Vice President



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                                  THE LENDERS:


                                  AMSOUTH BANK


                                  By:/s/ Lawrence Clark
                                     -----------------------------------------
                                       Name:      Lawrence Clark
                                       Title:     Vice President



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                                   THE LENDERS:


                                   CHEVY CHASE BANK, F.S.B.


                                   By:/s/ J. Jordan O'Neill, III
                                      ------------------------------------------
                                        Name:      J. Jordan O'Neill, III
                                        Title:     Vice President


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                                  THE LENDERS:


                                  SOUTHTRUST BANK


                                  By:/s/ Sam Boroughs
                                     -------------------------------------------
                                       Name:      Sam Boroughs
                                       Title:     Vice President



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                                   THE LENDERS:


                                   CITIZENS BANK OF RHODE ISLAND


                                   By:/s/ Craig E. Schermerhorn
                                      ------------------------------------------
                                        Name:      Craig E. Schermerhorn
                                        Title:     Vice President



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                                  THE LENDERS:


                                  EASTERN BANK


                                  By:/s/ Robert W. Kershaw
                                     -----------------------------------------
                                       Name:      Robert W. Kershaw
                                       Title:     Assistant Vice President


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